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                                                                 EXHIBIT 10.7(b)

                             AMENDMENT TO NET LEASE

         THIS AMENDMENT TO NET LEASE (the "Amendment") is made as of November 8, 2000, between PRETTY M.T., L.P., a Delaware limited partnership ("LANDLORD") and SPECTRUM INTEGRATED SERVICES, INC., d/b/a SOFTWARE SPECTRUM, a Texas corporation ("TENANT").

         A. Landlord and Tenant entered into that certain Net Lease (the "Original Lease"), dated April 28, 2000, for the lease of certain premises located 5201 Rufe Snow, North Richland Hills, Tarrant County, Texas (the "Demised Premises").

         B. Landlord and Tenant desire to amend the Original Lease, as is set forth in this Amendment. All defined terms used and not otherwise defined herein shall have the meaning set forth in the Original Lease.

         Now, therefore, for good and valuable consideration, Landlord and Tenant do hereby amend the Original Lease as follows:


1. Section 1.3 of the Summary is amended in its entirety to read as follows:

         "1.3 Premises: An area which the parties hereto hereby stipulate and agree consists of 73,159 rentable square feet of space and is more particularly described in the Exhibit A attached to the Lease (the "Initial Premises") located in that certain building (the "Building") having an address of 5201 Rufe Snow, North Richland Hills, Texas, and which Building is located on the land (the "Land") more particularly described in the Exhibit B attached to the Lease (the Land, the Building and all other improvements now or hereafter located on the Land are herein collectively referred to as the "Project"). As used in the Lease, the term "Premises" shall mean the Initial Premises together with any other space in the Project hereafter leased to Tenant pursuant to the terms and provisions of the Lease and the Exhibits attached thereto. The common area or multi-tenant add on factor for the Project is 1%."

2. Section 1.4 of the Summary is amended in its entirety to read as follows:

         "1.4 Commencement Date: For the portion of the Initial Premises depicted as "Portion 1"on Exhibit A-1, the earlier to occur of September 1, 2000 and the date upon which Tenant actually commences to do business in such portion of the Initial Premises. For the portion of the Initial Premises depicted as "Portion 2" on Exhibit A-2, the earlier of November 15, 2000 and the date upon which Tenant actually commences to do business in such portion of the Initial Premises. For the portion of the Initial Premises depicted as "Portion 3" on Exhibit A-3, the earlier of March 15, 2001 and the date upon which Tenant actually commences to do business in such portion of the Initial Premises. For purposes hereof, Tenant's early entry on the Premises in accordance with Section
2.0 of this Summary shall not be deemed to constitute doing business in the Premises. "

3. Section 1.5 of the Summary is amended in its entirety to read as follows:

         "1.5 Rent Commencement Date: For the portion of the Initial Premises depicted on Exhibit A-1, the earlier to occur of September 1, 2000 and the date upon which Tenant actually commences to do business in such portion of the Initial Premises. For the portion of the Initial Premises depicted on Exhibit A-2, the earlier to occur of November 15, 2000 and the date upon which Tenant actually commences to do business in such portion of the Initial Premises. For the portion of the Initial Premises depicted on Exhibit A-3, the earlier to occur of March 15, 2001 and the date upon which Tenant actually commences to do business in such portion of the Initial Premises. For purposes hereof, Tenant's early entry on the Premises in accordance with Section 2.0 of this Summary shall not be deemed to constitute doing business in the Premise."

4. Section 1.6 of the Summary is amended in its entirety to read as follows:

         "1.6 Lease Expiration Date: The last day of the eighty-seventh (87th) full calendar month after the first Rent Commencement Date set forth in Section
1.5 of the Summary, which the parties anticipate to be November 30, 2007."



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5. Landlord shall provide a credit to the Allowance and shall increase the
Allowance in an amount of up to $13,729.00 for the following matters:

         a. $3,129.00 for the cost of directional monument sign described in
Section 6.4 and on Exhibit G-3 of the Original Lease. The foregoing credit shall be in lieu of the directional monument sign described in Section 6.4 and on Exhibit G-3 of the Original Lease. The term "Tenant's Sign" is hereby amended to exclude all references to a directional monument sign, and Tenant shall not be permitted to install and Landlord shall not be required to pay for any directional monument sign.

         b. The lesser of (i) $4,000 and (ii) the actual out of pocket costs incurred by Tenant in installing a sound barrier wall along the northwest (adjacent to the space occupied by 24 Hour Fitness) boundary of the Premises. The foregoing wall shall be designed and installed by Tenant and shall be subject to all terms and conditions of the Original Lease regarding improvements by Tenant.

         c. The lesser of (i) $3,100 and (ii) the actual out of pocket costs incurred by Tenant in connecting the HVAC units serving the Premises to the fire alarm system for the Building. The foregoing work shall be designed and installed by Tenant and shall be subject to all terms and conditions of the Original Lease regarding improvements by Tenant.

         d. The lesser of (i) $1,500 and (ii) the actual out of pocket costs incurred by Tenant in providing additional design work for Tenant's HVAC ductwork in the Premises. The foregoing work shall be designed and installed by Tenant and shall be subject to all terms and conditions of the Original Lease regarding improvements by Tenant.

         e. The lesser of (i) $2,000 and (ii) the actual out of pocket costs incurred by Tenant in replacing the restroom counters located in the Premises. The foregoing work shall be designed and installed by Tenant and shall be subject to all terms and conditions of the Original Lease regarding improvements by Tenant.

All credits to Tenant pursuant to this Amendment shall be made solely by increasing the Allowance and shall be subject to the terms and conditions set forth in Exhibit L of the Original Lease.

6. Landlord Improvements.

         a. Tenant hereby acknowledges that except for the matters described on
Schedule 7 attached hereto, all of the improvements described on Exhibit K-1 and on Exhibit K-2 of the Original Lease have been substantially completed by Landlord.

         b. Landlord shall substantially complete the matters described on
Schedule 7 attached hereto by the dates set forth in Schedule 7, which dates shall amend and replace any completion dates for such matters set forth in the Original Lease.

         c. Tenant acknowledges that by execution of this Amendment, Tenant waives and releases all claims against Landlord arising out of or in connection with any failure by Landlord to substantially complete the improvements described on Exhibit K-1 and on Exhibit K-2 of the Original Lease within the time periods set forth in the Original Lease.

         d. Landlord and Tenant hereby acknowledge and agree that Landlord has delivered possession of the Initial Premises to Tenant and that Tenant has accepted possession of the Initial Premises.

7. Exhibits.

         a. The heading of Exhibit A-1 is hereby amended in its entirety to read "DEPICTION OF THE PORTION OF THE INITIAL PREMISES - COMMENCEMENT DATE OF SEPTEMBER 1, 2000."

         b. The heading of Exhibit A-2 of is hereby amended in its entirety to read "DEPICTION OF THE PORTION OF THE INITIAL PREMISES - COMMENCEMENT DATE OF NOVEMBER 15, 2000."

         c. The heading of Exhibit A-3 is hereby amended in its entirety to read "DEPICTION OF THE PORTION OF



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THE INITIAL PREMISES - COMMENCEMENT DATE OF MARCH 15, 2001."

         d. Exhibit G-3 is hereby amended in its entirety to read:
"INTENTIONALLY DELETED."

         e. Paragraph 1 of Exhibit K-2 is amended in its entirety to read:
"Parking Lot shall be newly sealed and striped. A new asphalt parking lot with an average of 2 foot-candle parking lot lighting shall be constructed to the west and shall be completed by the second move-in date (November 15, 2000); provided, however, Landlord advises Tenant that Landlord has reason to believe that the completion of the parking lot by November 15, 2000 may be subject to Force Majeure Delays as a result of the actions and omissions of the City of North Richland Hills. A new curb cut and approach will be constructed off Combs Road for frontage access directly in front of Tenant's entrance." The parties acknowledge that the new curb cut and approach off Combs Road for frontage access directly in front of Tenant's entrance has been completed as of the date of this Amendment.

8. This Amendment is executed and accepted by the parties in settlement of certain disputes regarding the Original Lease. Nothing contained herein shall be deemed to be an admission of liability by Landlord or by Tenant. As amended and supplemented hereby, the Original Lease is ratified and shall remain in full force and effect. Upon execution hereof, the term "Lease" shall mean the Original Lease as amended and supplemented by this Amendment. In the event of a conflict between this Amendment and the Original Lease, this Amendment shall control.


                         [SIGNATURES ON FOLLOWING PAGE]



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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

LANDLORD:
PRETTY M.T., L.P.,
a Delaware limited partnership

By:  PRA-JSF GP, L.P.,
     a Texas limited partnership,
     its general partner
     By: PRA GENERAL PARTNER, INC.,
             a Texas corporation,
             its general partner


             By: /s/ Leon J. Backes
                --------------------------------
                     Leon J. Backes, President


TENANT:
SPECTRUM INTEGRATED SERVICES, INC.,
d/b/a SOFTWARE SPECTRUM,
a Texas corporation



By:/s/ Robert D. Graham
   ---------------------------------------------------
         Name:  Robert D. Graham
              ----------------------------------------
         Title:  Vice President
               ---------------------------------------



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                                   SCHEDULE 7


WORK                                 SUBSTANTIAL COMPLETION DATE
----                                 ---------------------------
Retaining Wall                       December 15, 2000 *
                                          *(subject to Force Majeure Delays as a
                                          result of the actions and omissions of
                                          the City of North Richland Hills)

Parking Lot Expansion                December 15, 2000 *
                                          *(subject to Force Majeure Delays as a
                                          result of the actions and omissions of
                                          the City of North Richland Hills)


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